UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 19, 2009
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13023	74-2482571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri	63017
(Address of principal executive offices)	(Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 19, 2009, Thermadyne Holdings Corporation (the “Company”) provided to John Boisvert, Executive Vice President, Engineering & Technology, of the Company, written notice of its election not to renew his Second Amended and Restated Executive Employment Agreement, dated as of January 1, 2004, as amended, with the Company, which expires March 12, 2010. The employment agreement would have renewed automatically for a one-year period had the Company not provided a notice of non-renewal at least 90 days prior to the anniversary of its effective date of March 12, 2004.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 24, 2009

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Steven A. Schumm
Name:	Steven A. Schumm
Title:	Chief Financial and Administrative Officer

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